                                                                    EXHIBIT 4.1


                            STOCK PURCHASE AGREEMENT


        THIS STOCK PURCHASE AGREEMENT (this "Agreement") is made and entered into this 1 day of December, 1996, by and among Zevex International, Inc., a Nevada corporation (hereinafter referred to as the "Company") and Blosch and Holmes, a partnership composed of Kirk Blosch and Jeff Holmes, (hereinafter referred to as "BH"), on the following:

                                    PREMISES

        A. The Company is interested in raising capital through the sale of up to 500,000 shares of its common stock, par value $0.001 per share (the "Common Stock") and 500,000 common stock purchase warrants (the "Warrants") a copy of which is attached hereto as exhibit "A," to purchase shares of Common Stock at an exercise price of $3.50 per share. The shares of Common Stock and the Warrants will be sold for an aggregate price of $2.50 per share of Common Stock and Warrant.

        B. BH has engaged in preliminary discussions with the Company regarding the purchase of the shares of Common Stock and the Warrants which would be offered and sold in a transaction or transactions complying with exemptions from the registration requirements of the Securities Act of 1933, as amended (the "Securities Act"), as well as under the securities laws of certain states.

        C. The Company and BH want to set forth their understanding as to the terms and conditions of the purchase by BH of the shares of Common Stock and Warrants.

                                   AGREEMENT

        BASED, upon the foregoing premises, which are incorporated herein by this reference, and for and in consideration of the mutual promises and covenants hereinafter set forth, and other good and valuable consideration the receipt and adequacy of which are hereby acknowledged, it is agreed as follows:

                                   ARTICLE 1
                     PURCHASE OF COMMON STOCK AND WARRANTS

        1.01 Purchase and Sale of Common Stock and Warrants. BH agrees to purchase from the Company and the Company agrees to sell to BH 500,000 shares of Common Stock and 500,000 Warrants for a purchase price of $2.50 per share of Common Stock and Warrant. BH, at its option, may purchase the shares of Common Stock and Warrants in an entity or entities that it shall create which may contain partners, members or shareholders; provided that, all such individuals or entities who are members, shareholders or partners of such entity shall themselves meet certain suitability and accredited investor standards which, if such entity did not exist, would allow them to purchase shares of Common Stock and Warrants directly from the Company without adversely affecting the exemption(s) from the registration requirements of the Securities Act relied upon in this transaction.

        1.02. Closing Date. The offer and sale of the shares of Common Stock and Warrants shall be consummated within sixty (60) days of the date the Company delivers the private placement memorandum to BH as set forth herein.




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1.03    Closing Events.

        (a) The Company Deliveries. Subject to fulfillment or waiver of the conditions set forth in herein, the Company shall deliver to BH or such other entities as BH shall designate at closing all the following:

                (i) A certificate of good standing from the secretary of State of Nevada, issued as of a date within five days prior to the Closing Date, certifying that the Company is in good standing as a corporation in the State of Nevada;

                (ii) Copies of the resolutions of the Company's board of directors authorizing the execution and performance of this Agreement and the contemplated transactions including the issuance of the shares of Common Stock and the Warrants, certified by the secretary or an assistant secretary of the Company as of the closing date; and

                (iii) Certificates for 500,000 shares of restricted Common Stock and 500,000 Warrants in the names of BH, its assigns, or such other names and amounts as BH shall designate;

In addition to the above deliveries, the Company shall take all steps and actions as BH may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

        (b) BH Deliveries. Subject to fulfillment or waiver of the conditions set forth in herein, BH shall deliver to the Company at closing all the following:

                (i)     A cashier or bank checks in the amount of $1,250,000;
                and

                (ii) Signed subscription and suitability documents by all persons and entities who have purchased shares of the Common Stock and Warrants.

         In addition to the above deliveries, BH shall take all steps and actions as the Company may reasonably request or as may otherwise be reasonably necessary to consummate the transactions contemplated hereby.

1.04    Termination.

        (a) BH shall have the right to terminate this Agreement by giving notice as hereinafter specified if:

                (i) The Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the BH in writing.





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                        (ii)    BH believes in its sole judgment that any
                adverse changes have occurred in the management of the Company or that material adverse changes have occurred in the financial condition or obligations of the Company.

                (b) The Company shall have the right to terminate this Agreement by giving notice as hereinafter specified if either Kirk Blosch or Jeff Holmes are currently or have ever been subject to the so called "Bad Boy" disqualification provisions of the Securities Act, regulation A, rule 262(c), (d), (e), or (f).

                (c) The parties shall be able to terminate this Agreement upon the mutual consent of the board of directors of the Company and of Kirk Blosch and Jeff Holmes the partners of BH.

        In the event of termination pursuant to this paragraph (c) of Section 1.04, no obligation, right, or liability shall arise hereunder, and each party shall bear all of the expenses incurred by it in connection with the negotiation, preparation, and execution of this Agreement and the transactions contemplated hereby.

                                   ARTICLE II
                   REPRESENTATIONS, COVENANTS, AND WARRANTIES
                                 OF THE COMPANY

        As an inducement to, and to obtain the reliance of BH in connection with its purchase of the shares of Common Stock and Warrants, the Company represents and warrants as follows:

        2.01 Private Offering. The offer, offer for sale, and sale of the shares of Common Stock and Warrants have not been and will not be registered with the Securities and Exchange Commission (the "Commission"). The shares of Common Stock and Warrants shall be offered for sale and sold pursuant to the exemptions from the registration requirements of Section 5 of the Securities Act provided by Sections 3(b) and/or 4(2) thereof. The Company shall, insofar as its own actions are concerned, conduct the offer and sale in compliance with the requirements of Regulation D of the general rules and regulations under the Securities Act, and the Company will file appropriate notices of the offer and sale on Form D with the Securities and Exchange Commission.

        2.02 Approval of Agreement. The Company has full corporate power, authority, and legal right and has taken, or will take, all action required by law, its articles of incorporation, bylaws, and otherwise to execute and deliver this Agreement and to consummate the transactions herein contemplated including the issuance of the shares of Common Stock and Warrants. The board of directors of the Company has authorized and approved the execution, delivery, and performance of this Agreement and the transactions contemplated hereby including the issuance of the shares of Common Stock and the Warrants.

        2.03 Legal Right. To the best knowledge of the Company, the performance of this Agreement and the consummation of the transactions herein contemplated will not result in a material breach or violation of any of the terms and provisions of, or constitute a default under, any statute (except federal and state securities laws, compliance with which is elsewhere provided for in particular detail), indenture, mortgage or other agreement or instrument to which the Company is a party or by which it is bound by any






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order, rule or regulation directed to the Company or its affiliates by any court or governmental agency or body having jurisdiction over them; and no other consent, approval, authorization or action is required for the consummation of the transactions herein contemplated other than such as have been obtained.

        2.04 Validly Issued. The Common Stock, when issued, will be duly authorized, validly and legally issued, and non-assessable.

        2.05    Warrants' Designations. The Warrants when issued will contain
(i) the right to receive one share of Common Stock at an exercise price of $3.50 for a period of five years from the date of issuance; (ii) standard "piggy back" registration rights which provide the holder of the Warrant the right to have shares of Common Stock issuable on exercise of the Warrants included in any registration statement the Company should file with the Securities and Exchange Commission during any time the Warrants are exercisable; and (iii) the right to transfer the Warrants, subject to compliance with applicable federal and state securities laws.

        2.06 Organization. The Company has been duly organized and is now, and always during the period of the offer and sale will be, a validly existing corporation under the laws of the state of Nevada, lawfully qualified to conduct the business for which it was organized and which it proposes to conduct. The Company will always during the period of the offer and sale of the shares of Common Stock and Warrants be qualified to conduct business as a foreign corporation in each jurisdiction where the nature of its business requires such qualification.

        2.07 Capitalization. The Company has an authorized capitalization of 5,000,000 shares of Common Stock, $0.001 par value. The Company currently has 1,495,716 shares of Common Stock issued and outstanding and no shares of Common Stock reserved for issuance pursuant to outstanding warrants. There are 94,800 outstanding options, and no outstanding warrants or other rights to purchase securities, the Company, to the best of its knowledge, has not made any intentional or reckless violations of the anti-fraud provisions of the federal securities laws, rules or regulations promulgated there under or the laws, rules or regulations of any jurisdiction wherein such securities transactions or solicitations occurred.

        2.08    Integration. The Company:

                (a) To the best of its knowledge has not offered, offered to sell, offered for sale or sold any other securities (as hereinafter defined) the offer, offer to sell, offer for sale or sale of which would be "integrated" under the standards of existing published rules and regulations under the Securities Act with the offers, offers to sell, offers for sale or sales of the Common Stock and Warrant proposed to be made by the Company pursuant hereto in determining whether a public offering of the shares of Common Stock and Warrants has been made so as to render the exemptions provided by Section 3(b) or 4(2) of the Securities Act unavailable with respect to the proposed offer and sale of the shares of Common Stock and Warrants hereunder; and

                (b) To the best of its ability shall not offer, offer to sell, offer for sale or sell any shares of Common Stock, Warrants or other securities except and to the extent any such offer, offer to sell, offer for sale or sale, shall not render unavailable the exemptions from registration and


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        qualification requirements of applicable federal and state securities laws relied upon with respect to the offer and sale of the shares of Common Stock and Warrants contemplated by this Agreement.

                The term "Other Securities" as used elsewhere herein refers to the offers, offers for sale, offers to sell and sales of any Common Stock or any other securities of the Company other than any offers, offers to sell, offers for sale, or sales of the shares of Common Stock and Warrants to be made by or through the Company hereunder.

        2.09 Administrative Action. The Company will notify you immediately and confirm the notice in writing of the issuance by the Commission or by any state securities administration of any stop order suspending the effectiveness of any qualification of the shares of Common Stock and Warrants for sale or enjoining the offer or sale of the shares of Common Stock and Warrants or of the initiation of any proceedings for that purpose. The Company will make every reasonable effort to prevent the issuance of any such stop order and, if any such stop order shall at any time be issued, to obtain the lifting thereof at the earliest possible moment.

        2.10    Financial Statements.

                (a) The Company's financial statements for the dates and years ended December 31, 1995, and 1994, and for the dates and periods ended September 31, 1996, and 1995, present fairly the financial position, the results of operations and cash flows of the Company. The Company did not have, as of the date of any such balance sheets, except as and to the extent reflected or reserved against therein, any liabilities or obligations (absolute or contingent) which should be reflected in a balance sheet or the notes thereto prepared in accordance with generally accepted accounting principles, and all assets reflected therein present fairly the assets of the Company, in accordance with generally accepted accounting principles. The Company maintains and will continue to maintain a standard system of accounting established and maintained in a manner permitting the preparation of financial statements in accordance with generally accepted accounting principles. The financial statements have been presented in accordance with the requirements of regulation S-B, item 310 promulgated by the Securities and Exchange Commission (the "Commission") regarding the form, content and requirements for financial presentation to be filed with the Commission.

                (b) To the best knowledge of the Company, the books and records, financial and otherwise, of the Company are in all material respects complete and correct and have been maintained in accordance with sound business and bookkeeping practices so as to accurately and fairly reflect, in reasonable detail, the transactions and dispositions of the assets of the Company. The Company has maintained a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions have been and are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit the preparation of financial statements in conformity with generally accepted accounting principles or any other criteria applicable to such statements and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals, and appropriate action is taken with respect to any differences.




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                (c)  The Company has filed or will have filed as of the Closing
Date all tax returns required to be filed by it from inception to the Closing Date. All such returns and reports are accurate and correct in all material respects, except for returns or reports that are not material or that would not create an adverse effect. The Company has no liabilities with respect to the payment of any federal, state, county, local, or other taxes (including any deficiencies, interest, or penalties) accrued for or applicable to the period ended on the date of the most recent unaudited balance sheet of the Company, except to the extent reflected on such balance sheet and adequately provided for, and all such dates and years and periods prior thereto and for which the Company may at said date have been liable in its own right or as transferee of the assets of, or as successor to, any other corporation or entity, except for taxes accrued but not yet due and payable, and no deficiency assessment or proposed adjustment of any such tax return is pending, proposed or contemplated. Proper and accurate amounts of taxes have been withheld by or on behalf of the Company with respect to all compensation paid to employees of the Company for all periods ending on or before the date hereof, and all deposits required with respect to compensation paid to such employees have been made, in complete compliance with the provisions of all applicable federal, state, and local tax and other laws. None of such income tax returns has been examined or is currently being examined by the Internal Revenue Service, and no deficiency assessment or proposed adjustment of any such return is pending, proposed, or contemplated. The Company has not made any election pursuant to the provisions of any applicable tax laws (other than elections that relate solely to methods of accounting, depreciation, or amortization) that would have a material adverse affect on the Company, its financial condition, its business as presently conducted or proposed to be conducted, or any of its properties or material assets. There are no tax liens upon any of the assets of the Company. There are no outstanding agreements or waivers extending the statutory period of limitation applicable to any tax return of the Company.

        2.11 Absence of Certain Changes of Events. Except as set forth in this Agreement since the date of the Company balance sheet for its most recently completed fiscal quarter in 1996:

                (a) Except as disclosed on a separate schedule, there has not been (i) any material adverse change in the business, operations, properties, level of inventory, assets, or condition of the Company or (ii) any damage, destruction, or loss to the Company (whether or not covered by insurance) materially and adversely affecting the business, operations, properties, assets, or conditions of the Company.

                (b) The Company has not (i) amended its articles of incorporation or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering the business of the Company; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transactions outside normal business operations;

                (c) Except as disclosed on a separate schedule, the Company has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent) except liabilities



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        incurred in the ordinary course of business; (iii) paid any material obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on the most recent balance sheet of the Company and current liabilities incurred since that date in the ordinary course of business; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate have a value of less than $5,000 or canceled, or agreed to cancel, any debts or claims (except debts and claims which in the aggregate are of a value of less than $5,000); (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering the business of the Company; or (vi) issued, delivered, or agreed to issue or deliver any stock, bonds, or other corporate securities including debentures (whether authorized and unissued or held as treasury stock); and

                (d) To the best knowledge of the Company, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect, the business, operations, properties, assets, or condition of the Company.

        2.12 Title and Related Matters. Except as provided herein, disclosed on a separate schedule attached hereto or disclosed in the most recent balance sheet of the Company and the notes thereto, the Company has good and marketable title to all of its properties, inventory, interests in properties, and assets, which are reflected in the most recent balance sheet of the Company or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the ordinary course of business), free and clear of all mortgages, liens, pledges, charges, or encumbrances, except (i) statutory liens or claims not yet delinquent; and (ii) such imperfections of title and easements as do not, and will not, materially detract from, or interfere with, the present or proposed use of the properties subject thereto or affected thereby or otherwise materially impair present business operations on such properties.

        2.13 Litigation and Proceedings. Except as otherwise disclosed herein, to the best knowledge of the Company there are no actions, suits, or proceedings pending or, to the knowledge of the Company, threatened by or against the Company or affecting the Company, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. The Company does not have any knowledge of any default on its part with respect to any judgment, order, writ, injunction, decree, award, rule, or regulation of any court, arbitrator, or governmental agency or instrumentality.

        2.14 Material Contract Defaults. The Company, to the best of its knowledge, is not in default in any material respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to the business, operations, properties, assets, or condition of the Company, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such contract, agreement, lease, or other commitment in respect of which the Company has not taken adequate steps to prevent such a default from occurring.

        2.15 Compliance with Laws and Regulations. The Company, to the best of its knowledge, has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date of this Agreement. Except for compliance with federal and state securities and corporation laws, as hereinafter provided, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental


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body is required in connection with the execution and delivery by the Company of this Agreement and the consummation by the Company of the transactions contemplated hereby. The Company has complied with all applicable statutes and regulations of any federal, state, or other governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or condition of the Company or except to the extent that noncompliance would not result in the occurrence of any material liability for the Company.

        2.16 Insurance. All of the insurable properties of the Company are insured for full replacement value (subject to reasonable deductibles) against losses due to fire and other casualty, with extended coverage, and other risks customarily insured against by persons operating similar properties in the localities where such properties are located and under valid and enforceable policies issued by insurers of recognized responsibility. Such policy or policies containing substantially equivalent coverage will be outstanding and in full force at the Closing Date, as hereinafter defined.

        2.17 Commission Filings. The Company, to the best of its knowledge, has furnished or will furnish prior to closing a true and complete copy of each statement, report, registration statement, and other filings filed with the Commission by the Company since December 31, 1994, and, prior to the closing, the Company will have furnished the Company with true and complete copies of any additional documents filed with the Commission by the Company (collectively referred to as the "Commission Documents"). In addition, the Company has made or will make available all exhibits to the Commission documents filed and will promptly make available to BH all exhibits required to be filed as exhibits to the Commission Documents filed prior to the closing. All documents required to be filed as exhibits to the Commission Documents have been so filed, and all material contracts so filed as exhibits are in full force and effect, except those which have expired in accordance with the terms, and neither the Company nor any of its subsidiaries is in default thereunder. As of their respective filing dates, the Commission Documents complied in all material respects with the requirements of the Securities Exchange Act of 1934, as amended
(the "Exchange Act"), and the Securities Act, and none of the Commission Documents contained any untrue statements of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances in which they were made, not misleading, except to the extent corrected by a subsequently filed Commission Document.

        2.18 Intellectual Property. All patents, patent applications, trademarks, trade secrets, knowhow, software and technical data (collectively referred to as the "Intellectual Property") owned by the Company constitutes all of the intellectual property, whether or not owned by the Company used by it to any material extent in the conduct of the business in which it is presently engaged. None of such Intellectual Property has been assigned, transferred or licensed to or from any third party and the validity or enforceability of such Intellectual Property as used in the conduct of such business has not been challenged by others in any proceeding or dispute about which the Company has received written notice in writing, nor is there any pending or, to the best knowledge of the Company, threatened litigation or proceeding challenging any of their right to use any such Intellectual Property. The consummation of the transactions contemplated by this Agreement will not adversely affect the Company's rights to the Intellectual Property.


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                                  ARTICLE III
                    CONDITION PRECEDENT TO OBLIGATION OF BH

        The obligations of the BH under this Agreement are subject to the satisfaction, at or before the closing date, of the following conditions:

        3.01 Offering Documents. The Company will prepare a private placement memorandum setting forth a description of the Company, risk associated with an investment in the Company and a description of the securities to be purchased. The private placement memorandum will not do not contain any untrue statements of any material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they are made, not misleading.

        3.02 Filings. The Company will cause to be prepared, executed and timely filed with respect to the offer and sale of the shares of Common Stock and Warrants one or more notices on Form D with the appropriate office of the Commission and will take all action necessary to comply with Rule 503 of the general rules and regulations under the Securities Act regarding the filing of notice(s) of sales.

        3.03 State Compliance. The Company will use its best efforts to either take all necessary action and file all necessary forms and documents in order to qualify or register the shares of Common Stock and Warrants for sale as BH shall from time to time request or will take any necessary action and file any and all forms which are required to obtain an exemption from such qualification or registration in such states as BH and the Company mutually agree upon including filing a form D with the appropriate federal and state securities agencies.

        3.04 Additional Documentation. The Company will promptly provide BH for delivery to all members, partners or shareholders in any entity that BH forms to purchase the shares of Common Stock and Warrants any additional information, documents, and instruments or assist in the preparation of any documents or instruments which BH or the Company deem necessary to comply with the rules, regulations, and judicial and administrative interpretations respecting compliance with exemptions or qualifications and registration requirements in those states where BH deems necessary.

        3.05 Expenses. The Company shall bear the expenses incurred in qualifying or otherwise clearing the shares of Common Stock and Warrants under the securities or blue sky laws of the States of Arizona and Utah, including the fees and charges of such states and the cost of preparing a Blue Sky Memorandum with respect thereto, setting forth the states in which such registration and/or qualification or other clearance has been completed and specifying any and all conditions thereto. From time to time BH may request a review to reflect the registration and/or qualification requirements in additional states and after such review may request the Company to register or qualify the offer and sale of the shares of Common Stock and Warrants in such states; provided that, all cost and expenses associated with the review of such states and any subsequent qualification or registration in such state other than Arizona or Utah shall be born by BH.

        3.06 Approval of Counsel. Counsel for BH shall have completed a review of the form and content of the private placement memorandum, the Company's organization and present legal status, the Company's financial conditions and of the legality and validity of the authorization and issuance of the shares of Common Stock.


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        3.07    Outstanding Obligations.  The Company shall have performed all of its obligations under this Agreement. All of the statements, representations and warranties contained in this Agreement shall be complete and true.

        3.08 Pending Litigation. From the date of this Agreement until the closing, no claims or litigation shall have been instituted or threatened against the Company for substantial amounts or which would materially adversely affect the Company, its business or its property and no reasonable basis exists for such claims or threats. Further, no proceeding shall have been instituted or threatened against the Company before any regulatory body wherein an unfavorable ruling would have a material adverse effect on the Company.

                                   ARTICLE IV
                    CONDITIONS PRECEDENT TO THE OBLIGATIONS
                                 OF THE COMPANY

        The obligations of the Company under this Agreement are subject to the satisfaction, at or before the closing date, of the following conditions:

        4.01 Representations. BH, or any entity which it creates to purchase the shares of Common Stock and Warrants, shall provide the Company such representations and warrants necessary to satisfy the Company and its counsel that BH and any partners, member or shareholder in any entity purchasing the shares of Common Stock and Warrants meets certain suitability requirements and that such sale will comply with exemptions from the registration processes of the Securities Act and of certain state statutes.

                                   ARTICLE V
                               SPECIAL COVENANTS

        5.01    Activities of the Company.

                (a) From and after the date of this Agreement until the closing date and except as set forth herein or as permitted or contemplated by this Agreement, the Company will:

                        (i) Carry on its business in substantially the same manner as it has heretofore;

                        (ii) Maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;

                        (iii) Perform in all material respects all of its obligations under material contracts, leases, and instruments relating to or affecting its assets, properties, and business;

                        (iv) Use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationships with its material suppliers and customers;




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                (v)    Except to the extent that non compliance is not material
        or adverse to the Company, duly and timely file for all taxable periods ending on or prior to the Closing Date all federal, state, county, and local tax returns required to be filed by or on behalf of such entity or for which such entity may be held responsible and shall pay, or cause to pay, all taxes required to be shown as due and payable on such returns, as well as all installments of tax due and payable during the period commencing on the date of this Agreement and ending on the closing date; and

                (vi) Fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

        (b) From and after the date of this Agreement and except as provided herein until the closing date, the Company will not:

                (i) Make any change in its articles of incorporation or bylaws;

                (ii) Enter into or amend any material contract, agreement, or other instrument, except in the ordinary course of business; and

                (iii) Enter into any agreement for the sale of the Company's securities without the prior approval of the other party.

        5.02 Access to Books and Records. Until the closing date, the Company will afford to BH and its authorized representatives full access to the properties, books, and records of the Company in order that BH may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the Company and will furnish the BH with such additional financial and other information as to the business and properties of the Company as BH shall from time to time reasonably request.

        5.03 Piggy Back Registration Rights. If at any time during the next five years the Company shall prepare and file a registration statement with the Commission to register shares of its Common Stock, excluding an S-8 or S-4 registration statement, the Company agrees to register the 500,000 shares of Common Stock to be issued hereunder as well as the shares of Common Stock issueable on the exercise of the Warrants in such registration statement as follows:

                (a) The Company shall promptly give written notice that it intends to file a registration statement to the holders of the shares of Common Stock and Warrants at least 45 days prior to any such filing. The holders of the shares of Common Stock and Warrants will have 20 days after receipt of the notice from the Company to notify, in writing, the Company of their desire to include in such registration statement shares of Common Stock. The Company shall include in such registration statement that number of shares of Common Stock requested by the holders subject to the provisions herein.

                (b) The Company will pay all expenses of such registration statement, including, without limitation, printing charges, legal fees, and disbursements of counsel for the Company, blue sky expenses, accounting fees, and filing fees, but not including legal fees and disbursements of counsel to the Holders.

        (c) If the Company, in its sole discretion, determines to file a registration statement or registration statements during the next five years, except for registration statements for the sole purpose of registering shares for employees, directors or consultants of the Company, it shall take all steps reasonably necessary to permit the registration of the shares of Common Stock and the exercise of the Warrants and the issuance of the shares of Common Stock pursuant to such exercise under the applicable state securities laws of those states in which the shares of Common Stock and Warrants were issued or originally registered or qualified for sale and issuance by the Company. The Company will take such reasonable steps which it determines, in its sole discretion, are necessary to permit the registration or qualification of the shares of Common Stock and the exercise of Warrants and the issuance of the shares of Common Stock pursuant to such exercise under the laws of any other state in which a holder of the shares of Common Stock or Warrants then resides on the written request to do so by such holder, but in no event shall the Company be required to take such steps in any state other than those states in which the shares of Common Stock and Warrants were originally qualified or registered, and the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction. Holders of shares of Common Stock and Warrants who reside in any state where the Company cannot, with the exercise of reasonable diligence, obtain qualification for the exercise of the Warrants, and the issuance of the shares of Common Stock may not, as a result thereof be able to exercise their Warrants, and the Company is under no obligation to make such exercise possible in such circumstances. In the event that the Company determines to proceed with the qualification of the exercise of the Warrants and the issuance of the shares of Common Stock under the securities laws of a particular state, then the exercise of such Warrants shall not be effective and the shares of Common Stock shall not be issued until such qualification becomes effective. When qualification under applicable state securities laws is required, the Company shall take such action within ten days following the date on which the Company first files the registration statement. The costs of obtaining such state qualification shall be borne by the Company.

        (d) The Company shall promptly notify the holders of the shares of Common Stock and the Warrants of the effective date of any registration statement filed by the Company and the date on which the shares of Common Stock become qualified or registered under the state securities laws of any state in which the Company obtains qualification or registration with respect to such shares.

        (e) Notwithstanding any provisions to the contrary contained herein, the Company shall not be required to include any of the shares of Common Stock in any registration statement or post-effective amendment with respect to shares offered in any underwriting:

                (i) Unless the holders of the shares of Common Stock and Warrants agree to offer such shares of Common Stock, on the same terms and conditions as the Company's shares of Common Stock are being offered, and to sign an underwriting agreement in the form to be signed by the other offerors; or

                        (ii) If, in the good faith and reasonable opinion of the managing underwriter of the offering, the sale of the shares of Common Stock to be included would be materially detrimental to the remainder of the offerors.

                (f) The shareholders desiring to sell shares of Common Stock pursuant to the registration rights granted herein shall provide the Company with all information relating to such sale and on which the Company shall be entitled to rely and to include such information in any such registration statement. The holders of the shares of Common Stock and Warrants shall indemnify and save harmless the Company (and all other persons who may be subject to liability under the Act or otherwise) from and against any and all claims, actions, suits, liabilities, losses, damages, and expenses of every nature and character (including, but not by way of limitation, all reasonable attorneys' fees and all amounts paid in settlement of any claim, action, or suit) which arise or result directly or indirectly from any untrue statement of a material fact furnished by such holder in connection with such registration or qualification, or from the failure of the holder of the shares of Common Stock to furnish material information in connection with the facts required to be included in such registration statement, notification, or post-effective amendment necessary to make the statements therein not misleading, or from any sales or offers of the shares of Common Stock so registered after ninety (90) days from the effective date of such registration statement or notification.

                (g) All sales pursuant to any such registration statement shall be made in accordance with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the Company shall not be required to include any such shares of Common Stock in any registration until it has received written assurances satisfactory in form and substance to the Company from the shareholders offering such shares of Common Stock that such sales shall be so conducted. On notice to any shareholder offering shares of Common Stock covered by a registration statement that such registration statement or prospectus relating thereto requires revision, such holder will immediately cease to make offers or sales pursuant to such registration statement, return all such registration statements and prospectuses to the Company, and not resume offers until he or she has been provided with an updated prospectus by the Company. The Company is under no obligation to maintain the effectiveness of any registration statement for more than an aggregate of 90 days.

        5.04 Securities Representations. BH understands and agrees that the consummation of this Agreement including the issuance of shares of Common Stock and Warrants as contemplated hereby, constitutes the offer and sale of securities under the Securities Act and applicable state statutes. BH agrees that such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes which depend, among other items, on the circumstances under which such securities are acquired. In order to provide documentation for reliance upon exemptions from the registration and prospectus delivery requirements for such transactions, BH, or the entities it creates to purchase the securities, agrees that it will sign appropriate representations and warrants related to its suitability to invest in the Company, including an investment letter and suitability questionnaire.

        5.05. Additional Filings. In connection with the transaction contemplated by this Agreement, the Company and BH shall each file, with the assistance of the other and their respective legal counsel, such notices, applications, reports, or other instruments as may be deemed by them to be necessary or appropriate in an effort to document reliance on such exemptions, and the appropriate regulatory authority in the states where the shares of Common Stock and Warrants will be deemed to have been offered and sold, all to the extent and in the manner as may be deemed by such parties to be appropriate.

        5.06 Legal Opinions. BH acknowledges that the basis for relying on exemptions from registration or qualifications are factual, depending on the conduct of the various parties, and that no legal opinion or other assurance will be required or given to the effect that the transactions contemplated hereby are in fact exempt from registration or qualification.

        5.07    Compliance with Rule 144.

                (a) The Company will use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for two years or more or such other restricted period as required by rule 144 as it is from time to time amended. This covenant shall survive the closing of this Agreement.

                (b) Upon being informed in writing by any person holding restricted stock sold pursuant to this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), the Company will certify in writing to such person that it is compliance with rule 144 current public information requirement to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.

                (c) If any certificate representing any such restricted stock is presented to the Company's transfer agent for registration or transfer in connection with any sales theretofore made under rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to the Company and its counsel that such transfer has complied with the requirements of rule 144, as the case may be, the Company will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144, as the case may be, free of any stop transfer order or restrictive legend.

        5.08 New Directorships. Upon closing of the transactions contemplated by this Agreement, a nominee of BH shall be appointed to the board of directors of the Company to fill a currently vacant directorship, and at the request of BH, the current board of directors of the Company may be expanded to seven directorships with the new directorship being filled with an individual mutually acceptable to the Company and BH. The Company's current management shall support the nominee(s) of BH at any and all shareholder meeting where directors are to be nominated and elected.

        5.09    Future Obligations. The Company shall upon the closing of this
Agreement:

                (a) Retain as auditors to the Company a "big six" accounting firm for purposes of auditing the Company's future financial statements commencing with the December 31, 1997, financial statements;

                (b) Create an advisory board of professional advisors who shall be selected in conjunction with BH;

                (c) Retain a public relations firm with national marketing experience and provide a maximum annual budget of $30,000 for public relations expense; and

                (d) Require all directors to be shareholders holding at least 5,000 shares of Common Stock unless waived by BH.

        This covenant shall survive the closing of this Agreement.

        5.10. Expenses of Sale. The Company will pay all expenses incident to the performance of its obligations hereunder, including but not limited to the fees and expenses of its counsel and accountants, the cost of preparation of a private placement memorandum and the cost of qualifying the offer and sale of the shares of Common Stock and Warrants in various states or obtaining an exemption from state registration requirements.

        5.11 Company's Indemnification. The Company will indemnify and hold harmless BH and Kirk Blosch and Jeff Holmes, individually, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company expressly for use therein. The indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of BH, Kirk Blosch and Jeff Holmes and shall survive the consummation of the transactions contemplated by this Agreement.

        5.12 BH's Indemnification. BH will indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by BH expressly for use therein. The indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company and shall survive the consummation of the transactions contemplated by this Agreement.

        5.13 Future Compensation. The Company will not use the funds obtained hereunder for (i) paying any accrual or arrangement for or payment of bonuses or special compensation of any kind or any severance or termination pay to any present or former officer or employee; (ii) paying any increase in the rate of compensation payable or to become payable by it to any of its officers or directors or any of its employees whose monthly compensation exceeds $4,000; or
(iii) paying any increase in any profit-sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with their officers or directors;

        5.14 Lock Up of Shares. The Company agrees to obtain a two year lock up on the 130,000 shares of Common Stock held by Doug Anderson and received by Mr. Anderson in relation to his sale of property to the Company. The lock up agreement shall prevent Mr. Anderson from selling any of the 130,000 shares of Common Stock for a period of two years and after the two year period Mr. Anderson shall be permitted to sell only 25,000 shares of Common Stock during any 90 day period. The terms and conditions of the agreement to prevent the sale of Mr. Anderson shares of Common Stock shall be subject to the approval of BH. Mr. Anderson, subject to the terms and conditions of the above "lock up," shall be given the same "piggy back" registration rights of BH set forth in section
5.03 hereof; provided that, during all periods where Mr. Anderson would be subject to the above "lock up," the Company will not be obligated to include Mr. Anderson as a selling shareholder in any registration statement the company files in that Mr. Anderson would not be able to sell the shares of Common Stock registered in such registration statement due to the "lock up." This covenant shall survive the closing of this Agreement.


               (The rest of this page intentionally left blank.)

                                   ARTICLE VI
                                 MISCELLANEOUS

        6.01 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered, if sent by facsimile or telecopy transmission or other electronic communication confirmed by registered or certified mail, postage prepaid, or if sent by prepaid overnight courier addressed as follows:

If to Blosch and Holmes, to:    Kirk Blosch, President
                                Blosch and Holmes
                                2081 South Lakeline Drive
                                Salt Lake City, Utah 84109
                                Fax: (801) 487-8117

With Copies to:                 Victor D. Schwarz, Esq.
                                3090 East 3300 South, Suite 400
                                Salt Lake City, Utah 84109

If to the Company, to:          Dean G. Constantine, President
                                Zevex International, Inc.
                                5175 Greenpine Drive
                                Salt Lake City, Utah 84123
                                Fax: (801) 264-1051

With copies to:                 A.O. "Bud" Headman, Esq.
                                Cohne Rappaport & Segal
                                525 East 100 South, Suite 500
                                Salt Lake City, Utah 84102

                                E. Nordell Weeks, Esq.
                                Weeks Law Firm
                                136 South Main, Suite 320
                                Salt Lake City, Utah 84101

or such other addresses as shall be furnished in writing by any party in the manner for giving notices, hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered or sent by facsimile or telecopy transmission or other electronic communication, or one day after the date so sent by overnight courier.

        6.02 Attorney's Fees. In the event that any party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching party or parties shall reimburse the nonbreaching party or parties for all costs, including reasonable attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

        6.03 Entire Agreement. This Agreement represents the entire agreement between the parties relating to the subject matter hereof. All previous agreements between the parties, whether written or oral, have been merged into this Agreement. This Agreement alone fully and completely expresses the agreement of the parties relating to the subject matter hereof. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

        6.04 Survival; Termination. The representations, warranties, and covenants of the respective parties shall survive the Closing Date and the consummation of the transactions herein contemplated for a period of six months from the Closing Date, unless otherwise provided herein.

        6.05 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

        6.06 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and such remedies may be enforced concurrently, and no waiver by any party of the performance of any obligation by the other shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing Date, this Agreement may be amended by a writing signed by all parties hereto, with respect to any of the terms contained herein, and any term or condition of this Agreement may be waived or the time for performance thereof may be extended by a writing signed by the party or parties for whose benefit the provision is intended.

        6.07 Binding Effect. This Agreement shall inure to the benefit of and be binding upon the Company and the Placement Agent and their successors. Nothing expressed in this Agreement is intended to give any person other than the persons mentioned in the preceding sentence any legal or equitable right, remedy or claim under this Agreement. However, the representations, warranties and indemnity, and defense obligations of the Company included in this Agreement also inure to the benefit of any person who controls the Placement Agent within the meaning of Section 15 of the Securities Act and the representations, warranties and indemnities, and defense obligations of the Placement Agent inure to the benefit of each officer and director of the Company, and each person who controls the Company within the meaning of Section 15 of the Act.

        6.08 Severability. Every provision of this Agreement is intended to be severable. If any term or provision hereof is illegal or invalid for any reason whatsoever, such illegality or invalidity shall not affect the validity of the remainder hereof.

        6.09 Captions. The captions or headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define, or limit the scope, extent, or intent of this Agreement or any provisions hereof.

               (The rest of this page intentionally left blank.)

        6.10 Applicable Law. This Agreement shall be governed by and construed and enforced under and in accordance with the laws of the state of Utah, except to the extent any law, rule or regulation of the United States may be applicable, in which case such federal law, rule or regulation shall control.

IN WITNESS WHEREOF, the corporate parties hereto have caused this Agreement to be executed by their respective officers, hereunto duly authorized, as of the date first above written.

Zevex International, Inc.                       Blosch and Holmes
a Nevada corporation

By: /s/ DEAN G. CONSTANTINE                     By: /s/ KIRK BLOSCH
   ------------------------------                  -----------------------------
   Dean G. Constantine, President                  Kirk Blosch (individually and
                                                   on behalf of Blosch and
                                                   Holmes)

                                                By: /s/ JEFF HOLMES
                                                   -----------------------------
                                                   Jeff Holmes (individually and
                                                   on behalf of Blosch and
                                                   Holmes)

STATE OF UTAH      )
                   ss.
COUNTY OF SALT LAKE)

        On this 1st day of December, 1996, personally appeared before me Dean
G. Constantine, whose identity is personally known to me and who by me duly sworn, did say that he is the President of Zevex International, Inc. and that said document was signed by him of behalf of said corporation by authority of its bylaws, and said Dean G. Constantine acknowledged to me that said corporation executed the same.

                [SIG]                                 PHILLIP L. McSTOTTS
        ---------------------                    NOTARY PUBLIC - STATE of UTAH
        NOTARY PUBLIC                   [SEAL]         746 QUAKING ASPEN
                                                        MURRAY, UT 84123
                                                     COMM. EXPIRES 9-27-98
STATE OF UTAH      )
                   ss.
COUNTY OF SALT LAKE)

        On this 1st day of December, 1996, personally appeared before me Kirk Blosch, whose identity is personally known to me and who by me duly sworn, did say that he a partner in Blosch and Holmes and that said document was signed by him of behalf of said partnership and by him individually.

                [SIG]                                 PHILLIP L. McSTOTTS
        ---------------------                    NOTARY PUBLIC - STATE of UTAH
        NOTARY PUBLIC                   [SEAL]         746 QUAKING ASPEN
STATE OF ARIZONA  )                                     MURRAY, UT 84123
                  ss.                                COMM. EXPIRES 9-27-98
COUNTY OF MARICOPA)

        On this 3rd day of December, 1996, personally appeared before me Jeff Holmes, whose identity is personally known to me and who by me duly sworn, did say that he a partner in Blosch and Holmes and that said document was signed by him of behalf of said partnership and by him individually.

        /s/ LINDA GORAL                                OFFICIAL SEAL
        ---------------------                           LINDA GORAL
        NOTARY PUBLIC                 [SEAL]  Notary Public - State of Arizona
                                                      MARICOPA COUNTY
                                            My Commission Expires Aug. 24, 1997

Schedules to Stock Purchase Agreement dated November   , 1996.

Section 2.08

     1)130,000 Common Stock issued to Doug Anderson 10/29/96, for
     3.65 acres of land in Murray, Utah,
     2)82,800 Employee Incentive Stock Options, issued to employees between 10/17/90 - 9/30/96,
     3)12,000 Non-Employee Stock Options issued to Directors.

Section 2.10(a)

     1)As described in schedule 2.10(b).

Section 2.10(b)

     1)$2,000,000 in proceeds from Murray City, Utah Adjustable
     Rate Industrial Development Bond,
     2)$2,024,658 Letter of Credit with Bank One Utah,
     3)$2,000,000 Murray City, Utah Adjustable Rate Industrial
     Development Bond, $100,000 principal plus interest due annually,
     4)$500,000 Line of Credit with Bank One Utah.

Section 2.11(a)

     1)As described in schedule 2.10(b).

Section 2.11(b)

     1)As described in schedule 2.10(b).

Section 2.11(c)

====================================================================
Plan            Shares          Shares Issued       Shares Expired
                Authorized                          or Cancelled
--------------------------------------------------------------------
1990 ISOP       60,000          60,000              4,200
--------------------------------------------------------------------
1993 ISOP       240,000         22,800              4,500
--------------------------------------------------------------------
1996 NESOP      100,000         12,000              0
====================================================================

Section 2.12

     1)UCC filings related to transactions described in Section
     2.10(b).

Section 2.13

     1)Ranae E. Tarro v. ZEVEX Inc. UADD No. 97-0054 (Title VII of the Civil Rights Act of 1964)

     2)ZEVEX, Inc. v. Richard Crangle DBA Crantec (Bad Debt
      Collection)

                     AMENDMENT TO STOCK PURCHASE AGREEMENT

         This Amendment to Stock Purchase Agreement (this "Amendment") is entered into as of September 30, 1997 by and among Zevex International, Inc., a Nevada corporation (the "Company") and Blosch & Holmes, L.L.C., a Utah limited liability company (hereinafter referred to as "BH"), collectively referred to hereinafter as the "Parties" or individually, a "Party."

         WHEREAS the Parties hereto have previously entered into a certain Stock Purchase Agreement, dated December 1, 1996 (the "Agreement"), wherein BH agreed to purchase 500,000 shares of Common Stock of the Company ("Common Stock") and warrants for an additional 500,000 shares of Common Stock;

         WHEREAS BH has transferred the warrants and certain rights pursuant thereto;

         WHEREAS the parties desire to amend the Agreement in certain respects;

         NOW, THEREFORE, in consideration of the mutual promises contained in the Agreement and in this Amendment, the Parties hereto agree as follows:

         1. Article V of the Agreement shall be amended in its entirety to read as follows:

                                   ARTICLE V
                               SPECIAL COVENANTS

                 5.01 Piggy Back Registration Rights. If at any time during the next five years the Company shall file a registration statement with the Commission to register shares of its Common Stock, excluding an S-8 or S-4 registration statement, the Company agrees to register the 500,000 shares of Common Stock to be issued hereunder as well as the shares of Common Stock issuable on the exercise of the Warrants in such registration statement as follows:

                 (a) The Company shall promptly give written notice that it intends to file a registration statement to the holders of the shares of Common Stock and Warrants at least 45 days prior to any such filing. The holders of the shares and Warrants will have 20 days after receipt of the notice from the Company to notify, in writing, the Company of their desire to include in such registration statement shares of Common Stock. The Company shall include in such registration statement that number of shares of Common Stock requested by the holders subject to the provisions herein.

                 (b) The Company will pay all expenses of such registration statement, including, without limitation, printing charges, legal fees, and disbursements of counsel for the Company, blue sky expenses, accounting fees, and filing fees, but not including legal fees and disbursements of counsel to the Holders.

                 (c) If the Company, in its sole discretion, determines to file a registration statement or registration statements during the next five years, except for registration statements for the sole purpose of registering shares for employees, directors or consultants of the Company, it shall take all steps reasonably necessary to permit the registration of the shares of Common Stock and the exercise of the Warrants and the issuance of the shares of Common Stock pursuant to such exercise under the applicable state securities laws of those states in which the shares of Common Stock and Warrants were issued or originally registered or qualified for sale and issuance by the Company. The Company will take such reasonable steps which it determines, in its sole discretion, are necessary to permit the registration or qualification of the shares of Common Stock and the exercise of Warrants and the issuance of the shares of Common Stock pursuant to such exercise under the laws of any other state in which a holder of the shares of Common Stock or Warrants then resides on the written request to do so by such holder, but in no event shall the Company be required to take such steps in any state other than those states in which the shares of Common Stock and Warrants were originally qualified or registered, and the Company shall not be obligated to execute or file any general consent to service of process or to qualify as a foreign corporation to do business under the laws of any such jurisdiction. Holders of shares of Common Stock and Warrants who reside in any state where the Company cannot, with the exercise of reasonable diligence, obtain qualification for the exercise of the Warrants, and the issuance of the shares of Common Stock may not, as a result thereof be able to exercise their Warrants, and the Company is under no obligation to make such exercise possible in such circumstances. In the event that the Company determines to proceed with the qualification of the exercise of the Warrants and the issuance of the shares of Common Stock under the securities laws of a particular state, then the exercise of such Warrants shall not be effective and the shares of Common Stock shall not be issued until such qualification becomes effective. When qualification under applicable state securities laws is required, the Company shall take such action within ten days following the date on which the Company first files the registration statement. The costs of obtaining such state qualification shall be borne by the Company.

                 (d) The Company shall promptly notify the holders of the shares of Common Stock and the Warrants of the effective date of any registration statement filed by the Company and the date on which the shares of Common Stock become qualified or registered under the state securities laws of any state in which the Company obtains qualification or registration with respect to such shares.

                 (e) Notwithstanding any provisions to the contrary contained herein, the Company shall not be required to include any of the shares of Common Stock in any registration statement or post-effective amendment with respect to shares offered in any underwriting:

                                  (i)      Unless the holders of the shares of
                          Common Stock and Warrants agree to offer such shares of Common Stock, on the same terms and conditions as the Company's shares of Common Stock are being offered, and to sign an underwriting agreement in the form to be signed by the other offerors; or

                                  (ii) If, in the good faith and reasonable opinion of the managing underwriter of the offering, the sale of the shares of Common Stock to be included would be materially detrimental to the remainder of the offerors.

                 (f) The shareholders desiring to sell shares of Common Stock pursuant to the registration rights granted herein shall provide the Company with all information relating to such sale and on which the Company shall be entitled to rely and to include such information in any such registration statement. The holders of the shares of Common Stock and Warrants shall indemnify and save harmless the Company (and all other persons who may be subject to liability under the Act or otherwise) from and against any and all claims, actions, suits, liabilities, losses, damages, and expenses of every nature and character (including, but not by way of limitation, all reasonable attorneys' fees and all amounts paid in settlement of any claim, action, or suit) which arise or result directly or indirectly from any untrue statement of a material fact furnished by such holder in connection with such registration or qualification, or from the failure of the holder of the shares of Common stock to furnish material information in connection with the facts required to be included in such registration statement, notification, or post-effective amendment necessary to make the statements therein not misleading, or from any sales or offers of the shares of Common Stock so registered after ninety (90) days from the effective date of such registration statement or notification.

                 (g) All sales pursuant to any such registration statement shall be made in accordance with the provisions of the Securities Act and the Securities Exchange Act of 1934, as amended, and the Company shall not be required to include any such shares of Common Stock in any registration until it has received written assurances satisfactory in form and substance to the Company from the shareholders offering such shares of Common Stock that such sales shall be so conducted. On notice to any shareholder offering shares of Common Stock covered by a registration statement that such registration statement or prospectuses relating thereto requires revision, such holder will immediately cease to make offers or sales pursuant to such registration statement, return all such registration statements and prospectus to the Company, and not resume offers until he or she has been provided with an updated prospectus by the Company. The Company is under no obligation to maintain the effectiveness of any registration statement for more than an aggregate of 90 days.





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
                 5.02     Compliance with Rule 144.

                 (a) The Company will use its best efforts to at all times satisfy the current public information requirements of rule 144 promulgated under the Securities Act so that its shareholders can sell restricted securities that have been held for two years or more or such other restricted period as required by rule 144 as it is from time to time amended. This covenant shall survive the closing of this Agreement.

                 (b) Upon being informed in writing by any person holding restricted stock sold pursuant to this Agreement that such person intends to sell any shares under rule 144 promulgated under the Securities Act (including any rule adopted in substitution or replacement thereof), the Company will certify in writing to such person that it is in compliance with rule 144 current public information requirement to enable such person to sell such person's restricted stock under rule 144, as may be applicable under the circumstances.

                 (c) If any certificate representing any such restricted stock is presented to the Company's transfer agent for registration or transfer in connection with any sales theretofore made under rule 144, provided such certificate is duly endorsed for transfer by the appropriate person(s) or accompanied by a separate stock power duly executed by the appropriate person(s) in each case with reasonable assurances that such endorsements are genuine and effective, and is accompanied by an opinion of counsel satisfactory to the Company and its counsel and that such transfer has complied with the requirements of rule 144, as the case may be, the Company will promptly instruct its transfer agent to register such transfer and to issue one or more new certificates representing such shares to the transferee and, if appropriate under the provisions of rule 144, as the case may be, free of any stop transfer order or restrictive legend.

                 5.03 New Directorships. BH shall have the right to nominate one (1) person to serve as a director of the Company; provided that such person shall be mutually satisfactory to BH and the Company.

                 5.04     Future Obligations.  The Company covenants to:

                 (a) Retain as auditors to the Company a "big six" accounting firm for purposes of auditing the Company's future financial statements commencing with the December 31, 1997, financial statements;

                 (b) Create an advisory board of professional advisors who shall be selected in conjunction with BH; and

                 (c) Retain a public relations firm with national marketing experience and provide a maximum annual budget of $30,000 for public relations expense.





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
                 (d) Require all directors to be either a shareholder or option holder of the Company.

                 5.05 Company's Indemnification. The Company will indemnify and hold harmless BH and Kirk Blosch and Jeff Holmes, individually, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by the Company expressly for use therein. Subject to Section
         5.07 herein, the indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of BH, Kirk Blosch and Jeff Holmes.

                 5.06 BH's Indemnification. BH will indemnify and hold harmless the Company and its directors and officers, and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages, expenses, liabilities, or actions to which any of them may become subject under applicable law (including the Securities Act and the Securities Exchange Act) and will reimburse them for any legal or other expenses reasonably incurred by them in connection with investigating or defending any claims or actions, whether or not resulting in liability, insofar as such losses, claims, damages, expenses, liabilities, or actions arise out of or are based upon any untrue statement or alleged untrue statement of material fact contained in any application or statement filed with a governmental body or arising out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein, or necessary in order to make the statements therein not misleading, but only insofar as any such statement or omission was made in reliance upon and in conformity with information furnished in writing by BH expressly for use therein. Subject to Section 5.07 herein, the indemnity agreement contained herein shall remain operative and in full force and effect, regardless of any investigation made by or on behalf of the Company.

                 5.07 Expiration of Covenants. The covenants contained in this Article V shall expire when BH, together with Kirk Blosch, an individual residing in the State of Utah, and Jeff W. Holmes, an individual residing in the State of Arizona, no longer holds at least six and one-half percent (6.5%) of the then outstanding voting securities of the Company.

         2. BH hereby acknowledges that the previous assignment of the warrants included only an assignment of the registration rights of such warrants and no other rights in Article V of the Agreement.

         3. This Amendment shall terminate in the event that, prior to December 31, 1997, the Company fails to close a public offering of its Common Stock with net proceeds to the Company of at least $15 million.

         4. This Amendment is and shall be binding upon and inure to the benefit of the Parties hereto and their respective successors, assigns, and personal representatives.

         5. If any provision of the Amendment is deemed by a court of competent jurisdiction to be invalid and contrary to any existing or future law, such invalidity shall not impair the operation of the remaining provisions of the Amendment.

         6. This Amendment, together with the Agreement, constitutes the entire agreement of the Parties with respect to the subject matter hereof and supersedes any prior oral or written agreements with respect to the subject matter contained herein.

         7. This Amendment shall be construed in accordance with and governed by the laws of the State of Utah without regard to the conflict of laws.

         IN WITNESS WHEREOF, the Parties have executed this Amendment to be effective as of the date and year first written above. This Amendment may be signed in counterparts, all of which together shall constitute one and the same instrument.


                                        ZEVEX INTERNATIONAL, INC.
                                        a Nevada corporation


                                        By:  /s/ DEAN G. CONSTANTINE
                                            ------------------------------------
                                            Dean G. Constantine, President



                                        BLOSCH & HOLMES, L.L.C.
                                        a Utah limited liability company


                                        By:  /s/ JEFF HOLMES
                                           -------------------------------------
                                             Jeff Holmes, managing member





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